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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 20, 2005

                           ALLIS-CHALMERS ENERGY INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                     39-0126090
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                    001-02199
                            (Commission File Number)

           5075 WESTHEIMER
              SUITE 890
            HOUSTON, TEXAS                                    77056
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 20, 2005, Allis-Chalmers Energy Inc., a Delaware corporation (the "Company") entered into a stock purchase agreement (the "Agreement") with Joe Van Matre (the "Seller") to acquire all of the outstanding capital stock of Specialty Rental Tools, Inc. ("Specialty"), for a cash purchase price of approximately $90.0 million. The Agreement contains customary representations, warranties, covenants and conditions to closing. Among other things, the Company's obligations under the Agreement are subject to obtaining, on terms and conditions satisfactory to the Company, all of the financing it needs in order to consummate the acquisition. The Agreement provides that if the Company is unable to obtain the necessary financing by January 31, 2006, it must pay to the Seller a cash break-up fee equal to $1.5 million.

         The Agreement also provides that included in the purchase price is a payment to cover a tax liability of approximately $6.0 million associated with the execution of a Section 338(h)(10) election in connection with the transaction. The Company must also contribute to Specialty an amount, not to exceed $12.4 million, for the payment of bonuses and commissions to certain Specialty employees and other service providers.

ITEM 8.01         OTHER EVENTS.

         On December 22, 2005, the Company issued a press release announcing that the Company entered into the Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

C) EXHIBITS

 Exhibit Number                   Description
 --------------                   -----------

      99.1         Press Release, dated December 22, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ALLIS-CHALMERS ENERGY INC.


Date:  December 27, 2005                     By: /s/
                                             Name:
                                             Title:


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EXHIBIT INDEX

 Exhibit Number                   Description
 --------------                   -----------

      99.1         Press Release, dated December 22, 2005.